EXHIBIT 10.1


                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                 MEDIABAY, INC.



      AGREEMENT made as of this xxxxxxxxx xx, 20__ (the "Grant Date") between MediaBay, Inc. (the "Company"), a Florida corporation, having a principal place of business in Cedar Knolls, New Jersey, and _________ (the "Grantee") residing
_____________________.

      WHEREAS, the Company desires to grant to the Grantee a Non-Qualified Stock Option to purchase xxx,xxx shares of its common stock, no par value (the "Shares"), under and for the purposes of the 2004 Stock Incentive Plan of the Company (the "Plan"), pursuant to the terms thereof;

      WHEREAS, the Company and the Grantee understand and agree that unless otherwise defined herein any terms used herein have the same meanings as in the Plan.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

      1. Grant of Option. The Company hereby grants to the Grantee the right and option (the "Option") to purchase all or any part of an aggregate of xxx,xxx shares of its common stock, no par value, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Grantee acknowledges receipt of a copy of the Plan.

      2. Purchase Price. The purchase price of the xxx,xxx of the Shares covered by the Option shall be $xx.xx per share.

      3. Exercise of Option. The Option granted hereby shall vest immediately and be exercisable on the following dates:

      o as to forty percent (40%) of the Shares covered thereby on the date hereof;

      o as to twenty percent (20%) of the Shares covered thereby on xx, 20__ [one year from the date hereof];

      o as to twenty percent (20%) of the Shares covered thereby on xx, 20__ [two years from the date hereof]; and

      o as to twenty percent (20%) of the Shares covered thereby on xx, 20__ [three years from the date hereof].

      4. Term of Option. The Option shall terminate on ten (10) years from the date hereof (i.e., xxxxxxxxx, xx, 20__), but shall be subject to earlier termination as provided herein or in the Plan.

      If the Grantee ceases to perform services as an employee for the Company for any reason other than death, disability, termination of services as an employee for "Cause" (as defined in the Plan) or voluntary termination of services as a employee, the Option may be exercised within ninety (90) days after the date the Grantee ceases to provide services as an employee to the Company, or within Ten (10) years from the date hereof, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase Shares under the Plan has accrued and is in effect at the date of such cessation of services as an employee.

      In the event the Grantee's services as an employee are terminated by the Company for "Cause" (as defined in the Plan), or voluntarily by the Grantee, the Grantee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

      In the event of Disability of the Grantee (as determined by the Board of Directors of the Company and as to the fact and date of which the Grantee is notified by the Board in writing), the Option shall be exercisable within one
(1) year after the date of such Disability or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable to the extent that the right to purchase the Shares hereunder has accrued on the date the Grantee becomes Disabled and is in effect as of such determination date.

      In the event of the death of the Grantee while performing services as an employee to the Company or within thirty (30) days after the termination of services as an employee (other than termination for cause or without consent of the Company), the Option shall be exercisable to the extent exercisable but not exercised as of the date of death and in such event, the Option must be exercised, if at all, within three (3) months after the date of death of the Grantee or, if earlier, within the originally prescribed term of the Option.

      5. Non-Assignability. The Option shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

      6. Exercise of Option and Issue of Shares. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the Shares being purchased pursuant to such exercise.

      7. Purchase for Investment; Restrictions on Transfer. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

      (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

            (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

            (c) The Grantee agrees that in the event of a public offering of the Company's securities, the Grantee will not sell, contract to sell, sell or grant any option, right, warrant or option to purchase, purchase any option or contract to sell, pledge, hypothecate or otherwise transfer or dispose of (each, a "Transfer") any of the Shares during the Lock-Up Period (as defined below). The "Lock-Up Period" means the period commencing on the date that the registration statement relating to an underwritten public offering is filed with the Securities and Exchange Commission (the "SEC") and ending on the date agreed to by the Underwriter of such offering and the Company with respect to the Shares, but in no event later than 120 days following the date such registration statement is declared effective by the SEC. The Grantee acknowledges that upon exercise of this Option, the Company will instruct its transfer agent to place an appropriate legend on the certificate representing the Shares. The Grantee agrees to execute a lock-up agreement as aforesaid with the Company and/or any such underwriter, if requested.

      8. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:   MediaBay, Inc.
                                    2 Ridgedale Avenue
                                    Cedar Knolls, New Jersey 07927

                  To the Grantee:   {Grantee}
                                    {Grantee Address}
                                    {Grantee City, State  zip}

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the address of which notices shall be given by providing the other party hereto with written notice of such change.

      9. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Florida.

      10. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his hand, all as of the day and year first above written.

                                                     MEDIABAY, INC.


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                     ___________________________
                                                     {Name}, Grantee